Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Freedom Internet Group Inc. (the “Company”) for the year ended October 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Noah Rosenfarb, Chief Financial Officer of our Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code), that, to my knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of our Company.

Date: February 14, 2023	/s/ Noah Rosenfarb
Noah Rosenfarb
Chief Financial Officer
(Principal Financial Officer)